UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2012

CENTRAL FEDERAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25045	34-1877137
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

2923 Smith Road, Fairlawn, Ohio	44333	(330) 666-7979
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 14, 2012, the registrant issued a press release announcing results for the quarter and year to date periods ended June 30, 2012. A copy of the press release is included as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99	Press release issued on August 14, 2012, announcing results for the quarter and year to date periods ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation

Date: August 15, 2012	By:	/s/ Therese Ann Liutkus
Therese Ann Liutkus, CPA President, Treasurer and Chief Financial Officer